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                         PEGASUS VARIABLE ANNUITY FUND

    SUPPLEMENT DATED DECEMBER 31, 1997 TO THE PEGASUS VARIABLE ANNUITY FUND
                       PROSPECTUS DATED APRIL 30, 1997.

1. The name of the Trust, Pegasus Variable Annuity Fund, shall be changed to "Pegasus Variable Funds" throughout the Prospectus.

2. The first two paragraphs on Page 1 of the Prospectus shall be amended to read as follows:

      "The Pegasus Variable Funds (the "Trust") is an open-end, management investment company, shares of which are currently offered only to separate accounts ("Separate Accounts") funding variable annuity contracts ("Variable Annuity Contracts") and variable life insurance policies ("Variable Life Insurance Policies") issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company (the "Hartford Companies"). The Hartford Companies will invest in shares of the Trust in accordance with allocation instructions received from the holders of Variable Annuity Contracts and Variable Life Insurance Policies, which allocation rights are further described in the Prospectus for such contracts and policies. The Hartford Companies will redeem shares to the extent necessary to provide benefits under the Variable Annuity Contracts and Variable Life Insurance Policies. Shares of the Trust are not offered to the general public.

      The Trust has filed an application for an exemptive order with the Securities and Exchange Commission ("SEC") which, if granted, would permit shares of the Trust to be sold to and held by Separate Accounts funding Variable Annuity Contracts and Variable Life Insurance Policies issued by both affiliated and unaffiliated life insurance companies including the Hartford Companies ("Participating Insurance Companies"). Until such time as the requested order is granted, shares of the Trust will be offered only to Separate Accounts funding Variable Annuity Contracts and Variable Life Insurance Policies issued by the Hartford Companies. There is no assurance that the order will be granted."

3. The sixth paragraph on page 10 shall be amended to read as follows:

      "As of the date of this Prospectus, shares of the Trust are offered only to Separate Accounts funding Variable Annuity Contracts or Variable Life Insurance Policies issued by the Hartford Companies. If the requested exemptive relief is granted, shares of the Funds may be sold to and held by Separate Accounts that fund Variable Annuity Contracts and Variable Life Insurance Policies issued by both affiliated and unaffiliated Participating Insurance Companies. The Trust currently does not foresee any disadvantages to the holders of Variable Annuity Contracts and Variable Life Insurance Policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of such contracts and policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of Variable Annuity Contracts and Variable Life Insurance Policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any Fund; or (4) differences between voting instructions given by the holders of Variable Annuity Contracts and Variable Life Insurance Policies. The Variable Annuity Contracts and Variable Life Insurance Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such Prospectuses."

4. The word "other" shall be inserted before the defined term "Participating Insurance Companies" in the second, third and fourth sentences of the last paragraph on page 15 of the Prospectus which runs over onto page 16.
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                         PEGASUS VARIABLE ANNUITY FUND

      SUPPLEMENT DATED DECEMBER 31, 1997 TO THE PEGASUS VARIABLE ANNUITY
        FUND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997.

  The name of the Trust, Pegasus Variable Annuity Fund, shall be changed to "Pegasus Variable Funds" throughout the Statement of Additional
  Information.